UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

TILT Holdings Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! TILT HOLDINGS INC. 2801 E CAMELBACK ROAD SUITE 180 PHOENIX, AZ 85016 TILT HOLDINGS INC. 2023 Annual General Meeting June 6, 2023 10:00 AM Pacific Daylight Time Vote by June 2, 2023 10:00 AM Pacific Daylight Time You invested in TILT HOLDINGS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. THIS IS AN IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 6, 2023. Vote Virtually at the Meeting* June 6, 2023 10:00 a.m. Pacific Daylight Time Virtually at: www.virtualshareholdermeeting.com/TLLTF2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V12532-P90826 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V12533-P90826 2. Election of Directors To elect five directors 1c. Adam Draizin 1a. John Barravecchia 1d. George Odden 1b. Tim Conder 1e. D’Angela Simms 3. Re-appointment and Remuneration of Auditors To re-appoint Macias, Gini & O’Connell LLP as the auditors of the Company for the ensuing year and to authorize the directors of the Company to fix the remuneration to be paid to the auditors. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For For For For For 1. Number of Directors To set the number of directors to be elected at the meeting at five (5).